UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 17, 2017

 ELECTRONIC ARTS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California 94065-1175
(Address of Principal Executive Offices) (Zip Code)

(650) 628-1500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Performance-Based Restricted Stock Unit Awards

On May 17, 2017, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Electronic Arts Inc. (the “Company”) approved the terms of performance-based restricted stock unit awards (the “PRSUs”) to be granted to certain eligible employees at the level of senior vice president and higher in fiscal 2018.  The PRSUs are expected to be granted on June 16, 2017 and will be subject to the terms of the Electronic Arts Inc. 2000 Equity Incentive Plan, as amended, and the terms set forth in the applicable PRSU agreement. The terms of the form of PRSU agreement for fiscal 2018 grants remain unchanged from the PRSUs granted in fiscal year 2017 with the exception of certain provisions applicable in the event of a change in control of the Company as described below. These changes were made to be consistent with the provisions of the Electronic Arts Inc. Change in Control Plan approved by the Board on February 9, 2017 (filed as Exhibit 10.1 on Form 8-K on February 15, 2017).

In the event of a change in control of the Company (as defined in the PRSU agreement), prior to the expiration of the three-year performance period, the Committee shall certify the total shareholder return (“TSR”) as of the date of the change in control and that TSR will be applied to determine the number of PRSUs that vest on each remaining vest date. If the participant remains employed by the Company, such PRSUs will vest on their scheduled vest date. The vesting of the PRSUs may be accelerated upon a double trigger event to the date on which the participant’s employment is terminated without cause (as defined in the PRSU agreement) by the Company or is terminated for good reason (as defined in the PRSU agreement) by the participant during the three months immediately preceding the change in control or eighteen months following the change in control, provided such termination is made in connection with the change in control, as determined by the Committee in its sole discretion.

The foregoing description is qualified in its entirety by reference to the full form of PRSU award agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of 2017 Performance-Based Restricted Stock Unit Agreement*
*Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated:	May 22, 2017	By:	/s/ Jacob J. Schatz
Jacob J. Schatz
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Form of 2017 Performance-Based Restricted Stock Unit Agreement*
*Management contract or compensatory plan or arrangement.